UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	March 18, 2006

Horizon Bancorporation, Inc.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-71773 (Commission File Number)	65-0840565 (I.R.S. Employer Identification No.)
900 53rd Avenue East, Bradenton, Florida 34203 (Address of principal executive offices)
(941) 753-2265 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company is sad to announce that Thomas C. Bennett, Jr., who served with distinction as a director of the Company and of Horizon Bank since their inception, has died on March 18, 2006, at the age of 81. Under the Company's Bylaws, the remaining directors may, and plan to, fill the resulting vacancy in the Class II directors group, with the new director serving until the 2007 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Bancorporation, Inc. Registrant
Date: March 23, 2006	By:	/S/ Charles S. Conoley Charles S. Conoley President and Chief Executive Officer (Principal Executive Officer)